SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 28, 2000
                        (Date of earliest event reported)


                                MYTURN.COM, INC.
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               (Exact name of Registrant as specified in charter)


  Delaware                    000-22611                            11-3344575
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
of  incorporation)                                                       Number)



         1080 Marina Village Parkway, 3rd Floor, Alameda, California      94501
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    (Address of principal executive offices)                         (Zip Code)


            Registrant's telephone number, including area code: (510) 263-4800

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Item 2.  Acquisition or Disposition of Assets.

Acquisition of Assets

     On June 28, 2000, GPC Acquisition Corp. ("GPC"), a wholly subsidiary of MyTurn.com, Inc. ("MyTurn.com"), acquired certain assets of Breadbox Computer Company ("Breadbox") pursuant to an Agreement and Plan of Reorganization (the "Agreement") among GPC, MyTurn.com and Breadbox. The assets acquired by GPC from Breadbox included, among other things, all of Breadbox's intellectual property rights relating to or arising out of certain computer software, and Breadbox's rights under various contracts, including licenses of certain of Breadbox's technology to third parties, Breadbox's license of certain technology from third parties, and a technology development contract with a third party.

     In consideration of the assets MyTurn.com issued an aggregate of 768,628 Common Shares which had a market value, based on the closing price of MyTurn.com's Common Stock on the Nasdaq SmallCap Market.com, of $15 15/16 per share, or an aggregate value of $12,250,008.

     Fifty percent of the Common Shares issued to Breadbox in consideration for the assets will be held in escrow as security for Breadbox's indemnification obligations under the Agreement until the earlier of the date that an auditor's report relating to MyTurn.com's financial statements for the period covering the acquisition date is rendered, or April 15, 2001. Furthermore, Breadbox has agreed that it will not sell or dispose of 674,510 of the Common Shares issued in the transaction without MyTurn.com's consent, except in a distribution to Breadbox's shareholders under certain circumstances, provided those transferees agree to be bound by the restriction, as follows:

- 169,804 Common Shares for a period of ninety days following the date of the effectiveness of a Registration Statement covering the resale of the Common Shares (the "Effective Date").

-    202,353 Common Shares for a period of nine months from the Effective Date.

-    202,353  Common  Shares for a period of fifteen  months from the  Effective
     Date.

Licenses to Breadbox

     Contemporaneously with the closing of the acquisition, GPC licensed to Breadbox Computer Company, LLC the right to reproduce, modify, create derivative works and distribute the computer software GPC acquired from Breadbox, for the purposes of developing and distributing Breadbox's product known as the "Breadbox". The license is perpetual subject to earlier termination for certain breaches.

     MyTurn.com and GPC also agreed to sublicense to Breadbox Computer Company, LLC their rights to reproduce and distribute the GEOS(R) operating system technology for use in


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connection  with the  reproduction  and  distribution  of the Breadbox  product.
MyTurn.com and GPC license the rights to the GEOS(R) operating system from Geoworks Corporation. The term of the sublicense expires one day prior to the expiration or termination of MyTurn.com's license for GEOS(R), subject to earlier termination for certain breaches.

Employment Agreements

     Contemporaneously with the consummation of the acquisition, MyTurn.com entered into a three-year employment agreements with four former employees of Breadbox. The terms of these agreements allow the employees after one year to devote a certain amount of time to the development of Breadbox's products, provided the amount of time they devote to Breadbox does not have a material adverse effect on the ability of those employees to perform their duties under their employment agreements with MyTurn.com. Additionally, MyTurn.com entered into consulting arrangements with two of Breadbox's consultants.

Forward Looking Statements

     Certain information contained in the matters set forth in this Current Report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbor created by that act. MyTurn.com cautions readers that certain important factors may affect the MyTurn.com's actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made above and elsewhere in this Current Report or which are otherwise made by or on behalf of MyTurn.com. For this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "plan," or "continue" or the negative variations of those words or comparable terminology are intended to identify forward-looking statements. Factors which may affect MyTurn.com's results include, but are not limited to the risks and uncertainties associated with the Internet and Internet-related technology and products, new technology developments, developments and regulation in the telecommunications industry, the competitive environment within the Internet and telecommunications industries, the ability to enter into and arrangement to sell products through retail mass market channels and develop other sales outlets for its products, the ability of MyTurn.com to comply with its obligations under the manufacturing agreement for the GlobalPC and related bank financing arrangement, the ability of MyTurn.com to secure licenses for all software applications it plans to embed, bundle or otherwise include in its products, the ability of MyTurn.com to expand its operations, the level of costs incurred in connection with MyTurn.com's planned expansion efforts, unascertainable risks related to possible acquisitions, the competence required and experience of management, the risk of loss of management and personnel, economic conditions, the ability of MyTurn.com to raise additional capital which will be required within the next 120 days to continue to develop and sustain its business at current levels and to implement MyTurn.com's business plan and generate revenue, uncertainties inherent in litigation. MyTurn.com is also subject to other risks detailed herein or detailed from time to time in MyTurn.com's Securities and Exchange Commission filings.




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         Exhibit No.           Description
         -----------           -----------

            2.1                Agreement and Plan of Reorganization dated
                               June 28, 2000 among MyTurn.com, GPC and Breadbox.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MYTURN.COM, INC.


Dated: July 13, 2000                   By: /s/ Paul K. Danner
                                           -----------------------------------
                                           Paul K. Danner, Executive Vice
                                           President, Office of the President
                                           and Secretary